UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2010 (December 2, 2010)

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Holger Way

San Jose, CA 95134

(Address, including zip code, of principal executive offices)

(408) 333-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to the Company’s Senior Leadership Plan (formerly Executive Leadership Plan) and Executive Compensation

On December 2, 2010, following an extensive market comparison of compensation levels at peer companies led by an outside compensation consultant, the Compensation Committee (the “Committee”) of the Board of Directors of Brocade Communications Systems, Inc. (the “Company”) approved certain market adjustments in compensation to the Company’s executive officers. Specifically, the Committee approved the following increases in annual base salary: Michael Klayko, Chief Executive Officer, from $750,000 to $775,000; Richard Deranleau, Chief Financial Officer and Vice President, Finance, from $400,000 to $415,000; Tejinder (TJ) Grewal, Vice President, Corporate Development, from $330,000 to $350,000; Tyler Wall, Vice President and General Counsel, from $330,000 to $350,000; and Ian Whiting, Senior Vice President, Worldwide Sales, from $400,000 to $415,000. The salary increases are effective as of November 1, 2010 (the beginning of the Company’s fiscal year).

The Committee also amended at the same time the Company’s Senior Leadership Plan (the “Leadership Plan”), formerly referred to as the Executive Leadership Plan, effective as of fiscal year 2011. Participants under the Leadership Plan are eligible to earn cash payouts upon the achievement of certain performance targets. The Leadership Plan was amended to reflect the following performance components for the Company’s executive officers (other than the Company’s Chief Executive Officer): revenue 60%, non-GAAP operating income 30%, and individual performance 10%. The performance components applicable to the Company’s Chief Executive Officer were amended as follows: revenue 66 2/3%, and non-GAAP operating income 33 1/3%.

The Committee also approved at the same time a special supplemental cash bonus plan for certain officers of the Company, including Michael Klayko, Chief Executive Officer; Richard Deranleau, Chief Financial Officer and Vice President, Finance; and Ian Whiting, Senior Vice President, Worldwide Sales. Under the terms of the special bonus plan, participants would be eligible to earn a cash payout upon the achievement of certain performance targets relating to revenues for the Company’s Ethernet business for fiscal year 2011. The amount of the cash payout ranges from 0% to 65% of the participant’s respective annual base salary depending on the Company’s actual performance.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date: December 8, 2010	By:	/S/ TOM MACMITCHELL
Tom MacMitchell
Assistant Corporate Secretary

3